                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                       PAINEWEBBER INVESTMENT TRUST II --
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------
Notes:

                       PAINEWEBBER INVESTMENT TRUST II --
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND


                                                                JANUARY 22, 1997


Dear Shareholder:


    Thank you for investing in PaineWebber Emerging Markets Equity Fund. We genuinely appreciate your decision to invest in our fund, and this is best expressed by managing your money with care and high standards of professionalism. I was appointed President of Mitchell Hutchins in January of 1995, having begun my career at PaineWebber almost 24 years ago as an equity research analyst and, later, director of research. My driving principle then, and today, is that our clients are real people with real money and real needs. Managing your fund is an important responsibility that we take seriously. After we acquired certain assets of Kidder, Peabody in February of 1995, we focused on consolidating our enlarged menu of funds by streamlining the product line. We have also carefully reviewed each fund's portfolio management to ensure that our organization is dedicated to delivering strong, consistent investment performance. As part of this review we are requesting that you approve a proposal to change the portfolio management of PaineWebber Emerging Markets Equity Fund.



    The enclosed proxy materials relate to a special meeting of the shareholders of PaineWebber Emerging Markets Equity Fund ("Fund"), a series of PaineWebber Investment Trust II, to be held on February 25, 1997. The purpose of this meeting is to obtain shareholder approval of: (1) a Sub-Advisory Contract under which Schroder Capital Management International Inc. ("Schroder Capital") would become the Fund's new investment sub-adviser, replacing Emerging Markets Management, and (2) a new Advisory Contract that would change the contractual rate at which investment advisory and administrative fees would be payable by the Fund to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").



    Mitchell Hutchins has recommended, and the Fund's board of trustees has approved, both the appointment of Schroder Capital as the Fund's sub-adviser and the new Advisory Contract. Mitchell Hutchins and the board believe that the Fund's ability to utilize Schroder Capital's expertise may provide an opportunity to enhance the Fund's performance. Under the proposed Sub-Advisory Contract, Schroder Capital would be compensated by Mitchell Hutchins, not the Fund, at an annual rate that is lower than the rate currently paid by Mitchell Hutchins. We are proposing that the contractual investment advisory and administrative fee rate for Mitchell Hutchins be reduced from 1.62% to 1.20%. Because of fee waivers and expense reimbursements currently borne by Mitchell Hutchins, we do not expect an immediate economic benefit to shareholders. In the future, shareholders may benefit as explained more fully in the proxy statement. The reduced sub-advisory fees would be reflected in the changed rate at which investment advisory and administrative fees would be payable by the Fund to Mitchell Hutchins under the proposed Advisory Contract.



    Please take the time to review the enclosed proxy statement and vote your shares today by signing and returning the enclosed proxy. We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.



    Thank you for your attention to this matter and for your continuing investment in the Fund.


                                          Very truly yours,

                                                      [SIGNATURE]
                                          MARGO N. ALEXANDER
                                          PRESIDENT

                    [This page is intentionally left blank.]

                       PAINEWEBBER INVESTMENT TRUST II --
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                                ---------------
                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 25, 1997
                                ----------------

TO THE SHAREHOLDERS:

    A special meeting of the holders of shares of beneficial interest ("Shares") of PaineWebber Emerging Markets Equity Fund ("Fund"), a series of PaineWebber Investment Trust II, will be held on February 25, 1997 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

        1. To approve a Sub-Advisory Contract with respect to the Fund between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Schroder Capital Management International Inc.;


        2. To approve a new Advisory Contract between the Fund and Mitchell Hutchins, changing the contractual rate at which investment advisory and administrative fees are payable to Mitchell Hutchins by the Fund; and


        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Shares of the Fund at the close of business on January 8, 1997. If you attend the meeting, you may vote your Shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of trustees,
                                          DIANNE E. O'DONNELL
                                          SECRETARY


January 22, 1997
1285 Avenue of the Americas
New York, New York 10019


                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD, AND RETURN THE CARD IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------  -------------------------------------

Corporate Accounts

  (1) ABC Corp........................................  ABC Corp.
                                                         John Doe, Treasurer

  (2) ABC Corp........................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............  John Doe

  (4) ABC Corp. Profit Sharing Plan...................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78.............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA/UTMA.......................................  John B. Smith

  (2) Estate of John B. Smith.........................  John B. Smith, Jr.
                                                         Executor

                       PAINEWEBBER INVESTMENT TRUST II --
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                ---------------
                                PROXY STATEMENT
                                ---------------
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 1997


    This is a proxy statement for PaineWebber Emerging Markets Equity Fund ("Fund"), a series of PaineWebber Investment Trust II ("Trust"), in connection with the solicitation of proxies made by, and on behalf of, the Trust's board of trustees ("board of trustees" or "board") to be used at the special meeting of Shareholders of the Fund and at any adjournments thereof ("Meeting"). This proxy is being first mailed to Shareholders on or about January 24, 1997.



    The presence, in person or by proxy, of 30% of the shares of beneficial interest of the Fund ("Shares") outstanding on January 8, 1997 ("Record Date") will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 1 and 2, for which the required vote is a percentage of the Shares present or outstanding.


    The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions, as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted "FOR" the proposals described in this proxy statement. You may revoke your proxy card by giving another proxy or by revoking your proxy via letter or telegram. To be effective, your revocation must be received by the Trust prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.


    As of the Record Date, the Fund had 3,328,901.666 Shares issued and outstanding, consisting of 1,379,429.737 Class A Shares, 103,800.535 Class B Shares, 691,255.775 Class C Shares, and 1,154,415.619 Class Y Shares. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund's investment adviser and administrator, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). Solicitations will be made primarily by mail but also may include telephone communications by regular employees of PaineWebber Incorporated ("PaineWebber") and Mitchell Hutchins, who will not receive any compensation for doing so from the Fund, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Fund, who will be paid fees and expenses of approximately $2,800 by Mitchell Hutchins.



    COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS, WITHOUT CHARGE, BY WRITING THE TRUST AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-647-1568.


    Each full Share of the Fund is entitled to one vote and each fractional Share is entitled to a proportionate share of one vote with respect to each matter voted upon by Shareholders of the Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                                   PROPOSAL 1
                       APPROVAL OF SUB-ADVISORY CONTRACT

    Mitchell Hutchins proposes to appoint Schroder Capital Management International Inc. ("Schroder Capital") to serve as the Fund's investment sub-adviser pursuant to a sub-advisory agreement (the "Schroder Contract") between Mitchell Hutchins and Schroder Capital that would become effective promptly upon the approval of this Proposal 1 by the Shareholders.


    Schroder Capital is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange-listed holding company parent of an international group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and investment and representative offices located in 18 countries worldwide. As of September 30, 1996, the investment management subsidiaries of the Schroder Group had approximately $130 billion under management, and Schroder Capital, together with its United Kingdom affiliate Schroder Capital Management International Limited, had over $20 billion, including $2.8 billion in emerging market equity investments, under management. Schroder Capital has 39 investment professionals located in 12 offices in emerging market countries around the world.



    Mitchell Hutchins recommended, and the board approved at its meeting on December 12, 1996, that Schroder Capital be appointed as sub-adviser because they believe that utilization of Schroder Capital's expertise in emerging market equity securities may provide an opportunity to enhance the Fund's performance. As sub-adviser, Schroder Capital would be responsible for the day-to-day management of the Fund's investment portfolio. In selecting emerging market equity securities for the Fund, Schroder Capital would combine rigorous, fundamental research with a quantitative assessment of the economic potential of the various countries in which investments might be made. Schroder Capital focuses on companies in emerging market countries where it believes there is likely to be a favorable long-term business environment and where it believes a company's growth is less likely to be impeded by adverse macro-economic or political factors. Within those countries, Schroder Capital selects stocks of companies that, based on its analysis of fundamental corporate data, it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors.


    At the time that it approved the Schroder Contract, the board also approved a recommendation from Mitchell Hutchins that the existing sub-investment advisory agreement ("EMM Contract") with the Fund's current sub-adviser, Emerging Markets Management ("EMM"), be terminated by notice from Mitchell Hutchins. The termination of the EMM Contract does not require Shareholder approval and is not the subject of this Proposal 1. It will become effective on the date on which this Proposal 1 is approved by the Fund's Shareholders or March 1, 1997, whichever is earlier.



    Under the Schroder Contract, Schroder Capital would receive an annual sub-advisory fee, paid by Mitchell Hutchins, not the Fund, computed daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets. Under the EMM Agreement, Mitchell Hutchins pays EMM a sub-advisory fee at an annual rate, computed daily and paid monthly, of 1.12% of the Fund's average daily net assets up to $100 million and 0.90% of the Fund's average daily net assets equal to or in excess of $100 million. A table comparing the sub-advisory fees paid by Mitchell Hutchins under the EMM Contract during the Fund's last full fiscal year and its subsequent four-month fiscal period and the amounts that would have been paid during the same periods under the Schroder Contract are set forth in Exhibit A.


    The reduction in the sub-advisory fees that would be paid by Mitchell Hutchins under the Schroder Contract, as compared to the fees paid by Mitchell Hutchins to EMM, would facilitate the reduction, contemplated by Proposal 2, in the contractual rate at which investment advisory and administrative fees would be payable by the Fund to Mitchell Hutchins. As discussed below in connection with Proposal 2, however, that reduction would be offset, at least initially, by a reduction in expense reimbursements that Mitchell Hutchins has been incurring for the benefit of the Fund. The reduction in the advisory and administration fees payable to Mitchell Hutchins would not become effective unless both Proposal 2 and this Proposal 1 are approved by the Shareholders.


    In determining to terminate the EMM Contract and approve the Schroder Contract, the trustees analyzed the factors they deemed relevant, particularly the past performance of EMM as the Fund's sub-adviser, the performance of comparable Schroder Capital accounts and the sub-advisory fees that are or would be payable to EMM and Schroder Capital. The trustees reviewed the services provided by Schroder Capital to its other investment company clients, the ability of Schroder Capital to provide its services to the Fund, including its personnel, operations and financial condition, and other factors that would affect positively or negatively the provision of those services. After full consideration of these and other factors, the trustees, including a majority of those trustees who are not "interested persons," as defined by the Investment Company Act of 1940 ("1940 Act"), of the Trust, Mitchell Hutchins or Schroder Capital ("Independent Trustees"), determined to terminate the EMM Contract, approved the Schroder Contract and recommended that the Schroder Contract be submitted to the Shareholders for approval.



    The effectiveness of the Schroder Contract is conditioned upon the approval of this Proposal 1 by the Shareholders, but it is not conditioned upon the approval of Proposal 2. If this Proposal 1 is not approved by Shareholders, Mitchell Hutchins will assume full responsibility for the provision of day-to-day investment advisory services for the Fund, and the board will consider whether other arrangements for the provision of investment sub-advisory services to the Fund are appropriate and in the best interests of the Fund's Shareholders.


    Further information about Schroder Capital and the Schroder Contract is set forth below under "Additional Information." The form of the Schroder Contract is set forth in Annex 2.

VOTE REQUIRED

    Approval of Proposal 1 requires the affirmative vote of the LESSER of (i) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the Meeting.

         THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                                ----------------


                                   PROPOSAL 2
APPROVAL OF A NEW ADVISORY CONTRACT CHANGING THE ADVISORY AND ADMINISTRATIVE FEE
                          PAYABLE TO MITCHELL HUTCHINS


    At its December 12, 1996 meeting, the board, acting upon a recommendation from Mitchell Hutchins, also approved a new Investment Advisory and Administration Contract between the Fund and Mitchell Hutchins ("New Advisory Contract"), under which the contractual rate at which annual advisory and administrative fees are payable by the Fund to Mitchell Hutchins would be reduced. Under its current Investment Advisory and Administration Contract with Mitchell Hutchins ("Current Advisory Contract"), Mitchell Hutchins is entitled to receive from the Fund an advisory and administrative fee at an annual rate, computed daily and paid monthly, of 1.62% of the Fund's average daily net assets up to and including $100 million and 1.50% of the Fund's average daily net assets over $100 million. Under the New Advisory Contract, the annual percentage rate at which the investment advisory and administrative fee would be paid to Mitchell Hutchins would be reduced to a flat rate of 1.20%.


    A table comparing the investment advisory and administrative fees paid by the Fund to Mitchell Hutchins under the Current Advisory Contract during the Fund's last full fiscal year and its subsequent four-month fiscal period and the amounts that would have been paid during the same periods under the New Advisory Contract is set forth in Exhibit A.



    During both the Fund's fiscal year ended June 30, 1996 and the Fund's four-month fiscal period ended October 31, 1996, Mitchell Hutchins waived investment advisory fees and reimbursed Fund expenses so as to limit the Fund's total operating expenses for Class A, Class B, Class C and Class Y Shares to 2.44%, 3.19%, 3.19% and 2.19% of average net assets, respectively. Mitchell Hutchins intends to continue to waive fees and reimburse expenses in order to limit the total operating expenses for each Class of Shares to these same percentage levels during the current fiscal year.



    Mitchell Hutchins and the trustees anticipate that, at least initially, the reduced fees payable under the New Advisory Contract will be offset by a comparable reduction in the expense reimbursements being provided by Mitchell Hutchins. Shareholders will start to benefit from the reduced advisory fee rate under the New Advisory Contract if and when asset growth causes the Fund's actual operating expenses to fall below the percentage levels that are now sustained only by Mitchell Hutchins waiving fees and reimbursing expenses. Mitchell Hutchins estimates that, if the New Advisory Contract is approved, actual expenses would be reduced to below those percentage levels if the Fund's total assets exceed approximately $55 million. As of January 15, 1997, the Fund's total assets were approximately $34 million.

    Further information on the amount of fees waived and the amount of Fund expenses reimbursed by Mitchell Hutchins during the Fund's last full fiscal year and during its subsequent four-month fiscal period is set forth in Exhibit B.


    The ability of Mitchell Hutchins to provide investment advisory and administrative services to the Fund at the reduced fee rate contemplated by the New Advisory Contract is dependent upon Mitchell Hutchins's ability to reduce the rate at which it must pay sub-advisory fees to the Fund's sub-adviser. Accordingly, the effectiveness of the New Advisory Contract is conditioned upon Shareholder approval of both this Proposal 2 and of the Schroder Contract under Proposal 1. If either Proposal 1 or 2 is not approved by Shareholders, the Current Advisory Contract will remain in effect. If Proposals 1 and 2 are approved by Shareholders, the New Advisory Contract would be dated and become effective as of the date of the Meeting.


    In approving the proposed New Advisory Contract, the trustees analyzed the factors they deemed relevant, including the services provided by Mitchell Hutchins, the amount of the fees that it has waived, the amount of the expenses for which it has reimbursed the Fund and the fees paid by other, comparable funds to their investment advisers and administrators. After full consideration of these and other factors, the trustees, including a majority of the Independent Trustees, approved the proposed New Advisory Contract and recommended that it be submitted to the Shareholders for approval.

    Further information about Mitchell Hutchins and the New Advisory Contract is set forth below under "Additional Information." The form of the New Advisory Contract is set forth in Annex 1.

VOTE REQUIRED

    Approval of Proposal 2 requires the affirmative vote of the LESSER of (i) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the Meeting.

         THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                                ----------------

                             ADDITIONAL INFORMATION

DESCRIPTION OF THE CURRENT AND NEW ADVISORY CONTRACTS

    The provisions of the Current Advisory Contract, which is dated and was approved by Shareholders at a special meeting held on April 13, 1995, and of the New Advisory Contract (together, the "Advisory Contracts") are substantially the same, except for the commencement date and the proposed change in fees, described above.

    Under the Advisory Contracts, Mitchell Hutchins agrees to act as investment adviser and administrator of the Fund and agrees: (1) subject to the supervision of the board, to provide a continuous investment program for the Fund, including investment research and management with respect to all securities and other investments and cash equivalents in the Fund; (2) that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution, provided that Mitchell Hutchins may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research, analysis, advice and similar services, and Mitchell Hutchins may pay to those brokers in return for research and analysis, a higher commission than may be charged by other brokers and dealers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term; (3) to oversee the maintenance of all books and records with respect to the securities transactions of the Fund and furnish the board with such periodic and special reports as the board reasonably may request; (4) to oversee the computation of the net asset value and the net income of the Fund; (5) to supervise all aspects of the operations of the Fund, including the oversight of transfer agency, custodial and accounting services; (6) to provide the Fund with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the board, including the maintenance of certain books and records of the Fund; (7) to arrange, but not pay for, the periodic preparation, updating, filing and dissemination (as applicable) of the Fund's Registration Statement, proxy material, tax returns and required reports to the Fund's Shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities; (8) to provide the Fund with, or obtain for it, adequate office space and related equipment and services; and (9) to provide the board, on a regular basis, with economic and investment analysis and reports and make available to the board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.


    The Advisory Contracts provide that Mitchell Hutchins may enter into one or more contracts, such as the Schroder Contract, pursuant to which Mitchell Hutchins delegates to another party any or all of the foregoing duties, provided that, among other things, each such contract meets all the requirements of the 1940 Act and the rules thereunder.

    Each Advisory Contract provides that Mitchell Hutchins is entitled to receive from the Fund investment advisory and administrative fees, payable in the manner and at the respective rates described above. The amounts paid to Mitchell Hutchins as investment advisory and administrative fees during the Fund's last full fiscal year and its subsequent four-month fiscal period and the amounts of fees waived and expenses reimbursed by Mitchell Hutchins during those periods are set forth in Exhibits A and B.


    In addition to the payments to Mitchell Hutchins under the Advisory Contracts described above, the Fund is obligated to pay certain other costs, including: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Trust for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing Fund share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing Shareholders and costs of mailing such materials to Shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of Shareholders, the board and any committees thereof; (17) the costs of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

    Each Advisory Contract provides that Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or its Shareholders in connection with the matters to which that Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Contract.

    If approved by Shareholders, the New Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the New Advisory Contract will continue in effect if it is approved at least annually by a vote of the Shareholders or by the board, provided that in either event continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Contract will be terminable without penalty on 60 days' written notice by the board, by a vote of the Shareholders, or by Mitchell Hutchins. The New Advisory Contract will terminate automatically in the event of its assignment (as defined in the 1940
Act). The last annual reapproval of the Current Advisory Contract by the board occurred on September 19, 1996.

THE SCHRODER AND EMM CONTRACTS

    The provisions of the EMM Contract, which is dated and was approved by Shareholders at a special meeting held on April 13, 1995, and of the Schroder Contract (together, the "Sub-Advisory Contracts") also are substantially the same, except for the identity of the sub-adviser appointed thereunder (each, a "Sub-Adviser"), the commencement date, certain provisions relating to notice and the difference in fees that is described above.

    Under each Sub-Advisory Contract, the Sub-Adviser is responsible, subject to the supervision of the board and Mitchell Hutchins, for the actual investment management of the Fund's assets, including placing purchase and sell orders for investments and for other related transactions, and agrees: (1) to provide a continuous investment program for the Fund, including investment research and management; (2) that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution, provided that the Sub-Adviser may, in its discretion, purchase portfolio securities from and sell portfolio securities to brokers who provide the Fund with research, analysis, advice and similar services, and the Sub-Adviser may pay to those brokers, in return for such services, a higher commission than may be charged by other brokers, subject to the same conditions described above with respect to the payment of such commissions by Mitchell Hutchins; (3) to maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund, and will furnish the board and Mitchell Hutchins with such periodic and special reports as the board or Mitchell Hutchins reasonably may request; and (4) to provide the board and Mitchell Hutchins, on a regular basis, with economic and investment analyses and reports and make available to the board and Mitchell Hutchins upon request any economic, statistical and investment services normally available to other customers of the Sub-Adviser.

    Each Sub-Advisory Contract provides that the Sub-Adviser is entitled to receive from Mitchell Hutchins, not the Fund, fees payable in the manner and at the respective rates described above. Each Sub-Adviser bears all expenses incurred by it in connection with its services under its Sub-Advisory Contract. The amount of the fees paid to EMM by Mitchell Hutchins during the Fund's last full fiscal year and its subsequent four-month fiscal period is set forth in Exhibit A.

    Each Sub-Advisory Contract provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its Shareholders or Mitchell Hutchins in connection with the matters to which the Sub-Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

    If approved by Shareholders, the Schroder Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Schroder Contract will continue in effect if it is approved at least annually by a vote of the Shareholders or by the board, provided that in either event continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. The Schroder Contract will be terminable without penalty on 60 days' written notice by the board, by a vote of the Shareholders, or by Mitchell Hutchins or Schroder Capital. The Schroder Contract will terminate automatically in the event of its assignment (as defined in the 1940 Act). The last annual reapproval of the EMM Contract by the board occurred on September 19, 1996.

ADDITIONAL INFORMATION ABOUT MITCHELL HUTCHINS

    Mitchell Hutchins, a Delaware corporation and the Fund's investment adviser and administrator, is a wholly owned subsidiary of PaineWebber. PaineWebber, a Delaware corporation, is a financial services firm which is a member of the New York Stock Exchange Inc., the American Stock Exchange and other principal stock exchanges. PaineWebber is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held corporation. The principal offices of Mitchell Hutchins, PaineWebber and PW Group are located at 1285 Avenue of the Americas, New York, New York 10019.

    Mitchell Hutchins is registered as a broker-dealer under the Securities Exchange Act of 1934 and as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission. As of November 30, 1996, Mitchell Hutchins served as adviser or sub-adviser to 30 investment companies with an aggregate of 64 separate portfolios and aggregate assets of approximately $31.9 billion. Information concerning advisory fees paid by other investment companies advised by Mitchell Hutchins with investment objectives similar to the Fund is attached as Exhibit C-1.


    Mitchell Hutchins also acts as the distributor of the Shares under separate distribution contracts with respect to each class of the Fund's Shares that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell Shares. PaineWebber and its correspondent firms sell Shares under exclusive dealer agreements between Mitchell Hutchins and PaineWebber. Under the distribution contract for the Class A Shares, during the Fund's fiscal year ended June 30, 1996 and its fiscal period ended October 31, 1996, Mitchell Hutchins earned sales charges of approximately $25,696 and $4,109, respectively, and retained approximately $1,280 and $251, respectively, net of concessions to PaineWebber as exclusive dealer. Under the distribution contracts for the Class B Shares and Class C Shares, during the same fiscal periods, Mitchell Hutchins earned contingent deferred sales charges paid upon certain redemptions of $1,233 and $143, respectively, for Class B Shares and $45 and $5, respectively, for Class C Shares, all of which it retained. No contingent deferred sales charges were paid with respect to Class A Shares during those periods.

    Under separate plans of distribution pertaining to the Class A, Class B and Class C Shares, the Fund pays Mitchell Hutchins a service fee at an annual rate of 0.25% of the average daily net assets of each class of Shares and a distribution fee at an annual rate of 0.75% of the average daily net assets of Class B and Class C Shares. Under the plans of distribution, during its fiscal year ended June 30, 1996 and its fiscal period ended October 31, 1996, the Fund paid or accrued fees to Mitchell Hutchins of $65,762 and $14,960, respectively, for Class A Shares, $2,704 and $3,097, respectively, for Class B Shares and $144,997 and $32,379, respectively, for Class C Shares.


    The names, addresses and principal occupations of the principal executive officer and directors of Mitchell Hutchins are set forth in Exhibit D-1. Each officer of the Trust is an officer, employee or director of Mitchell Hutchins or PaineWebber, as indicated under "Executive Officers of the Trust," below. Margo
N. Alexander, who is president of the Trust and accordingly is listed below, E. Garrett Bewkes, Jr., who is a director of PW Group, and Mary C. Farrell, who is a managing director, senior investment strategist and member of the Investment Policy Committee of PaineWebber, are non-independent members of the Trust's board. The Fund did not pay brokerage commissions to affiliated brokers during its fiscal year ended June 30, 1996 or during its fiscal period ended October 31, 1996.


ADDITIONAL INFORMATION ABOUT SCHRODER CAPITAL


    Schroder Capital, a New York corporation, is registered as an investment adviser under the Investment Advisers Act of 1940. Schroders Incorporated owns 100% of the voting securities of Schroder Capital. Schroder Capital is located at 787 Seventh Avenue, New York, New York 10019, which is also the address of Schroders Incorporated. Schroder International Holdings Limited owns 100% of the voting securities of Schroders Incorporated. Schroders plc owns 100% of the voting securities of Schroder International Holdings Limited. The voting securities of Schroders plc are publicly traded on the London Stock Exchange. The address of Schroders plc, as well as Schroder International Holdings Limited, is 120 Cheapside, London EC2V6DS, U.K.



    As of December 31, 1996, Schroder Capital, together with its affiliates that are registered investment advisers under U.S. law, served as adviser or sub-adviser to 14 investment companies or investment company portfolios having aggregate assets of approximately $7.1 billion. Information concerning advisory fees paid by other investment companies advised or sub-advised by Schroder Capital with investment objectives similar to the Fund is attached as Exhibit C-2. The names, addresses and principal occupations of the principal executive officer and directors of Schroder Capital are set forth in Exhibit D-2.


                        EXECUTIVE OFFICERS OF THE TRUST

    Officers are appointed by the trustees and serve at the pleasure of the board. The executive officers of the Trust are:

        MARGO N. ALEXANDER, age 49, president and trustee of the Trust (appointed July 1995). Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins (since January 1995) and an executive vice president and a director of PaineWebber. Mrs. Alexander is president and a director or trustee of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        TERESA M. BOYLE, age 38, vice president of the Trust (appointed March
    1995). Ms. Boyle is a first vice president of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        C. WILLIAM MAHER, age 35, vice president and assistant treasurer of the Trust (appointed July 1995). Mr. Maher is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. Mr. Maher is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ANN E. MORAN, age 39, vice president and assistant treasurer of the Trust (appointed January 1995). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DIANNE E. O'DONNELL, age 44, vice president and secretary of the Trust (appointed January 1995). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        EMIL POLITO, age 36, vice president of the Trust (appointed September
    1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993, he was director of the mutual funds sales support and service center for Mitchell Hutchins and PaineWebber. Mr. Polito is a vice president for 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


        VICTORIA E. SCHONFELD, age 46, vice president of the Trust (appointed January 1995). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



        PAUL H. SCHUBERT, age 34, vice president and assistant treasurer of the Trust (appointed January 1995). Mr. Schubert is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


        JULIAN F. SLUYTERS, age 36, vice president and treasurer of the Trust (appointed January 1995). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Mr. Sluyters is a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        MARK A. TINCHER, age 41, vice president of the Trust (appointed April
    1996). Mr. Tincher is a managing director and chief investment officer--equities of Mitchell Hutchins. Prior to March 1995, he was a vice president and directed the U.S. funds management and equity research areas of Chase

    Manhattan Private Bank. Mr. Tincher is a vice president of 13 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        KEITH A. WELLER, age 35, vice president and assistant secretary of the Trust (appointed April 1996). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES


    To the best knowledge of the Fund's management, the executive officers and board members of the Fund, as a group, own less than 1% of the Fund's outstanding Shares. The following Shareholders are shown on the Fund's records as owning more than 5% of its Shares:



                                                                   NUMBER AND
                                                                  PERCENTAGE OF
                                                               SHARES BENEFICIALLY
                                                                   OWNED AS OF
NAME AND ADDRESS                                                DECEMBER 31, 1996
-------------------------------------------------------------  -------------------
Subaru of New England........................................   623,513     18.68%
E. Boch......................................................   167,989       5.03



    Each Shareholder may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.


SHAREHOLDER PROPOSALS

    As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's Shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

    Management knows of no business to be presented to the Meeting other than the matters set forth in this statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By order of the board of trustees,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

        It is important that you execute and return your proxy promptly.

                                                                       EXHIBIT A

            COMPARISON OF INVESTMENT ADVISORY AND SUB-ADVISORY FEES

1.  SUB-ADVISORY FEES PAID AND PAYABLE BY MITCHELL HUTCHINS

    The following table compares the sub-advisory fees, expressed both in dollars and as a percentage of the Fund's average daily net assets, paid to EMM by Mitchell Hutchins during the Fund's two most recent fiscal periods to the sub-advisory fees that would have been payable to Schroder Capital by Mitchell Hutchins if the Schroder Contract had been in effect during the same periods.

                                                                     FEES PAID UNDER      FEES PAYABLE UNDER
                                                                      EMM CONTRACT       SCHRODER CONTRACT(2)
                                                                  ---------------------  ---------------------
Period Ended 10/31/96(1)........................................  $  152,148     (1.12%) $   95,093     (0.70%)
Fiscal Year Ended 6/30/96.......................................  $  599,472     (1.12%) $  374,670     (0.70%)

2.  INVESTMENT ADVISORY AND ADMINISTRATIVE FEES PAID AND PAYABLE BY THE FUND


    The following table compares the investment advisory and administrative fees, expressed both in dollars and as a percentage of the Fund's average daily net assets, paid or payable to Mitchell Hutchins during the Fund's two most recent fiscal periods to the fees that would have been paid if the New Advisory Contract had been in effect during the same periods. For purposes of this table, it is assumed that, during the periods indicated, Mitchell Hutchins continued to waive the portion of the fees payable to it under the New Advisory Contract that exceed the amounts necessary to pay sub-advisory fees to Schroder Capital under the Schroder Contract. However, Mitchell Hutchins anticipates that, at least initially, the 0.42% reduction in fees shown below under the column headed "Difference" will be offset by a reduction in Mitchell Hutchins's reimbursements to the Fund for other operating expenses.


                              FEES UNDER CURRENT                     FEES UNDER NEW
                              ADVISORY CONTRACT                    ADVISORY CONTRACT                      DIFFERENCE (3)
                      ----------------------------------   ----------------------------------   ----------------------------------
                          PAYABLE         ACTUALLY PAID        PAYABLE            PAYABLE           PAYABLE            PAYABLE
                      (BEFORE WAIVERS)   (AFTER WAIVERS)   (BEFORE WAIVERS)   (AFTER WAIVERS)   (BEFORE WAIVERS)   (AFTER WAIVERS)
                      ----------------   ---------------   ----------------   ---------------   ----------------   ---------------
Period Ended
 10/31/96(1)........  $220,071(1.62%)    $152,148(1.12%)   $163,016(1.20%)    $ 95,093(0.70%)   $ 57,055(0.42%)    $ 57,055(0.42%)
Fiscal Year Ended
 6/30/96............  $867,093(1.62%)    $599,472(1.12%)   $642,291(1.20%)    $374,670(0.70%)   $224,802(0.42%)    $224,802(0.42%)

------------------------------

(1)   The Fund's fiscal year has been changed to end on October 31.


(2) The differences between the aggregate fees paid under the EMM Contract and the aggregate fees payable under the Schroder Contract, when expressed as a percentage of the amounts paid under the EMM Contract, result in a percentage fee reduction of 37.50%. This percentage was the same for both periods.



(3) The differences between the aggregate amounts stated as fees payable and actually paid under the Current Advisory Contract and payable before and after waivers under the New Advisory Contract, when expressed as a percentage of the amounts payable or actually paid under the Current Advisory Contract, result in percentage fee reductions of 25.93% and 37.50%, respectively. Such percentages are the same for both periods.

                                                                       EXHIBIT B

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

    The following table sets forth the amounts (expressed in dollars and as a percentage of the Fund's average net assets) of the advisory fees waived and expenses reimbursed by Mitchell Hutchins for one Class A, Class B, Class C and Class Y Share during each period shown:

1.  FEE WAIVERS

                                                CLASS A                CLASS B                CLASS C               CLASS Y
                                          --------------------   --------------------   -------------------   -------------------
                                          DOLLARS   PERCENTAGE   DOLLARS   PERCENTAGE   DOLLARS  PERCENTAGE   DOLLARS  PERCENTAGE
                                          --------  ----------   -------   ----------   -------  ----------   -------  ----------
Period Ended 10/31/96(1)................  $ 29,919    0.50%      $ 1,548     0.50%      $16,189    0.50%      $20,267    0.50%
Fiscal Year Ended 6/30/96(2)............  $131,524    0.50%      $ 1,352     0.50%      $72,499    0.50%      $62,220    0.50%

2.  EXPENSE REIMBURSEMENT

                                                CLASS A                CLASS B                CLASS C               CLASS Y
                                          --------------------   --------------------   -------------------   -------------------
                                          DOLLARS   PERCENTAGE   DOLLARS   PERCENTAGE   DOLLARS  PERCENTAGE   DOLLARS  PERCENTAGE
                                          --------  ----------   -------   ----------   -------  ----------   -------  ----------
Period Ended 10/31/96(1)................  $ 32,813    0.54%      $ 1,709     0.54%      $17,489    0.54%      $22,226    0.54%
Fiscal Year Ended 6/30/96(2)............  $124,357    0.48%      $ 3,271     1.28%      $69,062    0.48%      $74,333    0.60%

3.  TOTAL FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                                              CLASS A                CLASS B                CLASS C                CLASS Y
                                        --------------------   --------------------   --------------------   --------------------
                                        DOLLARS   PERCENTAGE   DOLLARS   PERCENTAGE   DOLLARS   PERCENTAGE   DOLLARS   PERCENTAGE
                                        --------  ----------   -------   ----------   --------  ----------   --------  ----------
Period Ended 10/31/96(1)..............  $ 62,732    1.04%      $ 3,257     1.04%      $ 33,678    1.04%      $ 42,493    1.04%
Fiscal Year Ended 6/30/96(2)..........  $255,881    0.98%      $ 4,623     1.78%      $141,561    0.98%      $136,553    1.10%

------------------------

(1) The Fund's fiscal year has been changed to end on October 31.

(2) The Fund commenced the offering of Class B Shares on December 5, 1995.

                                                                     EXHIBIT C-1

                   ADVISORY FEES PAYABLE TO MITCHELL HUTCHINS
                   BY INVESTMENT COMPANIES OR SERIES THEREOF
                 WITH INVESTMENT OBJECTIVES SIMILAR TO THE FUND


                                                                                   ANNUAL INVESTMENT ADVISORY
                                                               NET ASSETS AS      AND ADMINISTRATION FEE RATE
                                                                OF 12/31/96   EXPRESSED AS A PERCENTAGE OF AVERAGE
                            FUND                               ($ MILLIONS)     DAILY NET ASSETS, AS OF 12/31/96
-------------------------------------------------------------  -------------  ------------------------------------
PaineWebber Investment Trust -- PaineWebber Global Equity        $   566.5     Up to and including $500 million:
 Fund                                                                                        0.85%
                                                                                Over $500 million and up to and
                                                                                  including $1 billion: 0.83%
                                                                                    Over $1 billion: 0.805%

PaineWebber Managed Investments Trust -- PaineWebber Asia              0.0(1)      Up to $100 million: 1.20%
 Pacific Growth Fund                                                                Over $100 million: 1.10%

Global Small Cap Fund Inc.                                       $    56.0                   1.00%

PaineWebber Series Trust -- Global Growth Portfolio              $    25.7                   0.75%

Managed Accounts Services Portfolio Trust -- PACE                $    34.0                  0.25%(2)
 International Emerging Markets Equity Investments

Managed Accounts Services Portfolio Trust -- PACE                $    65.4                  0.59%(2)
 International Equity Investments


------------------------


(1) This fund has not commenced investment operations.



(2) Without giving effect to fee waivers and/or expense reimbursements, advisory fees would have been as follows: PACE International Emerging Markets Equity Investments, 1.10%, and PACE International Equity Investments, 0.90%.

                                                                     EXHIBIT C-2

           ADVISORY OR SUB-ADVISORY FEES PAYABLE TO SCHRODER CAPITAL
                   BY INVESTMENT COMPANIES OR SERIES THEREOF
                 WITH INVESTMENT OBJECTIVES SIMILAR TO THE FUND


                                                           ANNUAL INVESTMENT ADVISORY           ANNUAL SUB-INVESTMENT
                                          NET ASSETS       AND ADMINISTRATION FEE RATE          ADVISORY FEE RATE AS A
                                            AS OF         EXPRESSED AS A PERCENTAGE OF          PERCENTAGE OF AVERAGE
                                         12/31/96 ($                 AVERAGE                   DAILY NET ASSETS, AS OF
                 FUND                     MILLIONS)     DAILY NET ASSETS, AS OF 12/31/96               12/31/96
---------------------------------------  ------------  -----------------------------------  ------------------------------
Schroder Emerging Markets Fund --              188.2                    1.25%(2)                         N/A
 Institutional Portfolio(1)
PaineWebber Managed Investments Trust          0.0(3)                  N/A                    Up to $100 million: 0.65%
 -- PaineWebber Asia Pacific Growth                                                            Over $100 million: 0.55%
 Fund
Managed Accounts Services Portfolio             34.0                   N/A                              0.50%
 Trust -- PACE International Emerging
 Markets Equity Investments
International Equity Fund(4)                   188.1                    0.75%(5)                         N/A
Schroder International Smaller                   6.9                    0.75%(6)                         N/A
 Companies Portfolio(4)
Schroder Asian Growth Fund                     269.3                    1.00%                            N/A
International Portfolio(7)                     189.3                    0.45%                            N/A
International Portfolio II(8)                  495.2                    0.45%                            N/A
Vanguard International Growth Portfolio      5,500.0                    0.18%(9)                         N/A


------------------------
(1) This portfolio is a master portfolio in a master/feeder structure and currently has two open-end investment companies as investors.
(2) 1.00% is the contractual rate for the advisory fee and 0.25% is the combined contractual rate for administrative services payable to Schroder Capital's subsidiary, Schroder Fund Advisors Inc., as administrator for both the master portfolio and the feeder fund.
(3) This fund has not commenced investment operations.
(4) This portfolio is a master portfolio in a master/feeder structure and currently has one open-end investment company as an investor.

(5) Schroder Capital has voluntarily agreed to waive a portion of its fees; without that waiver, the combined advisory and administrative services fee would be 0.80%. 0.45% is the contractual rate for the advisory fee, and 0.35% is the combined contractual rate for administrative services payable to Schroder Capital's subsidiary, Schroder Fund Advisors Inc., as administrator for the master portfolio and the feeder fund. A portion of the administrative services fee is paid to an independent third party that serves as sub-administrator.


(6) Schroder Capital has voluntarily agreed to limit its fee; without such limitation, the fee would be at an annual rate of 1.10%. 0.85% is the contractual rate for the advisory fee and 0.25% is the combined contractual rate for administrative services payable to Schroder Capital's subsidiary, Schroder Fund Advisors Inc., as administrator for the master portfolio and the feeder fund.

(7) This portfolio is a master portfolio in a master/feeder structure and currently has one open-end investment company as an investor.
(8) This portfolio is a master portfolio in a master/feeder structure and currently has five open-end investment companies as investors.

(9) Schroder Capital receives a basic advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI-EAFE Index. For the year ended August 31, 1996, the advisory fee represented an effective annual basic rate of 0.14% before an increase of 0.04% based on performance.

                                                                     EXHIBIT D-1

         PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF MITCHELL HUTCHINS

             NAME                             PRINCIPAL OCCUPATION                            ADDRESS
-------------------------------  ----------------------------------------------  ---------------------------------
Margo N. Alexander.............  President, Chief Executive Officer and          1285 Avenue of the Americas
                                  Director of Mitchell Hutchins and Executive    New York, NY 10019
                                  Vice President and Director of PaineWebber
Brendan D. Boyle...............  Director and Managing Director of Mitchell      1285 Avenue of the Americas
                                  Hutchins                                       New York, NY 10019

                                                                     EXHIBIT D-2


         PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF SCHRODER CAPITAL



              NAME                                 PRINCIPAL OCCUPATION                           ADDRESS
---------------------------------  -----------------------------------------------------  ------------------------
David M. Salisbury...............  Chief Executive, Director and Chairman of Schroder     787 Seventh Avenue New
                                    Capital; Joint Chief Executive and Director of        York, NY 10019
                                    Schroder Investment Management Ltd.

Richard R. Foulkes...............  Executive Vice President, Director and Deputy          787 Seventh Avenue New
                                    Chairman of Schroder Capital                          York, NY 10019

John A. Troiano..................  Senior Vice President and Managing Director of         787 Seventh Avenue New
                                    Schroder Capital                                      York, NY 10019

David Gibson.....................  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital; Director of Schroder Wertheim Investment     York, NY 10019
                                    Services, Inc.

John S. Ager.....................  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital                                               York, NY 10019

Sharon L. Haugh..................  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital; Director and Chairman of Schroder Fund       York, NY 10019
                                    Advisors Inc.

Gavin D.L. Ralston...............  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital                                               York, NY 10019

Mark J. Smith....................  Senior Vice President, Deputy Group Operations         787 Seventh Avenue New
                                    Director and Director of Schroder Capital; Director   York, NY 10019
                                    of Schroder Fund Advisors Inc.

Robert G. Davy...................  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital                                               York, NY 10019

C. John Govett...................  Director of Schroder Capital; Group Managing Director  787 Seventh Avenue New
                                    of Schroder Investment Management Ltd.; Director of   York, NY 10019
                                    Schroders plc

Jane P. Lucas....................  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital; Director of Schroder Fund Advisors Inc.;     York, NY 10019
                                    Director of Schroder Wertheim Investment Services,
                                    Inc.

Philippa Gould...................  Senior Vice President and Director of Schroder         787 Seventh Avenue New
                                    Capital                                               York, NY 10019

Louise Croset....................  First Vice President and Director of Schroder Capital  787 Seventh Avenue New
                                                                                          York, NY 10019

Abdallah H. Nauphal..............  Group Vice President and Director of Schroder Capital  787 Seventh Avenue New
                                                                                          York, NY 10019

                                                                         ANNEX 1

                INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT

    Contract made as of             , 1997 between PAINEWEBBER INVESTMENT TRUST
II, a Massachusetts business trust ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and as an investment adviser under the Investment Advisers Act of 1940, as amended.

    WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and intends to offer for public sale distinct series of shares of beneficial interest ("Series"), each corresponding to a distinct portfolio; and

    WHEREAS the Trust desires to retain Mitchell Hutchins as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust and each Series as now exists and as hereafter may be established, and Mitchell Hutchins is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as investment adviser and administrator of the Trust and each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS INVESTMENT ADVISER.

    (a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Mitchell Hutchins will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. Mitchell Hutchins will determine from time to time what securities and other investments will be purchased, retained or sold by each Series.

    (b) Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner

                                  Annex 1 - 1
believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

    (c) Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

    (d) Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

    (e) The Trust hereby authorizes Mitchell Hutchins and any entity or person associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by Mitchell Hutchins or any person or entity associated with Mitchell Hutchins for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

    3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Trust and each Series subject to the supervision of the Board and the following understandings:

    (a) Mitchell Hutchins will supervise all aspects of the operations of the Trust and each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.

    (b) Mitchell Hutchins will provide the Trust and each Series with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.

    (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to each Series' shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

    (d) Mitchell Hutchins will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

    (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

                                  Annex 1 - 2

    4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

    5. DELEGATION OF MITCHELL HUTCHINS' DUTIES AS INVESTMENT ADVISER AND ADMINISTRATOR. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which Mitchell Hutchins delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all the duties and conditions to which Mitchell Hutchins is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

    6. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    7.  EXPENSES.

    (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

    (b) Expenses borne by each Series will include but not be limited to the following (or each Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Trust and the Series; (iv) filing fees and expenses relating to the registration and qualification of the Series' shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law and any indemnification relating thereto; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates;
(xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders or Mitchell

                                  Annex 1 - 3

Hutchins) incurred by the Trust or Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xix) costs of mailing, stationery and communications equipment.

    (c) The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, the Series may reduce the fee payable to Mitchell Hutchins pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

    (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

    (e) The payment or assumption by Mitchell Hutchins of any expenses of the Trust or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.

    8.  COMPENSATION.

    (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to the PaineWebber Emerging Markets Equity Fund series, the Trust will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 1.20% of such Series's average daily net assets.

    (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any Series hereafter established, the Trust will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

    (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the first business day of the next succeeding calendar month.

    (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    9. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its delegates, including any Sub-Adviser or Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the

                                  Annex 1 - 4

Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

    10.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE
TRUST. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

    11.  DURATION AND TERMINATION.

    (a) This Contract shall become effective upon the date hereinabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Series' outstanding voting securities.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or with respect to any given Series by vote of a majority of the outstanding voting securities of such Series.

    (c) Notwithstanding the foregoing, with respect to any Series this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.

    12. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given Series shall be effective until approved by vote of a majority of such Series' outstanding voting securities.

    13. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that
Section 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Delaware or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

    14. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall

                                  Annex 1 - 5
inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "prospectus", "sale", "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:               MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                      By
--------------------  ----------------------------------------------------------

Attest:               PAINEWEBBER INVESTMENT TRUST II
                      By
--------------------  ----------------------------------------------------------

                                  Annex 1 - 6

                                                                         ANNEX 2

                             SUB-ADVISORY AGREEMENT


    Agreement made as of             , 1997 between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC., a New York corporation ("Sub-Adviser"), (the "Agreement").


                                    RECITALS

    (1) Mitchell Hutchins has entered into an Investment Advisory and
Administration Contract, dated             , 1997 ("Advisory Contract"), with
PaineWebber Investment Trust II ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

    (2) The Trust offers for public sale distinct series of shares of beneficial interest and may offer additional distinct series in the future;


    (3) Under the Advisory Contract, Mitchell Hutchins has agreed to provide certain investment advisory and administrative services to each series of the Trust as now exists and as hereafter may be established;


    (4) The Advisory Contract permits Mitchell Hutchins to delegate certain of its duties as investment adviser under the Advisory Contract to a sub-adviser; and

    (5) Mitchell Hutchins desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the PaineWebber Emerging Markets Equity Fund ("Fund") series of the Trust, and the Sub-Adviser is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

    1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS SUB-ADVISER.


    (a) Subject to the supervision of and any written guidelines adopted by the Trust's Board of Trustees (the "Board") and Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").


                                  Annex 2 - 1

    (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers who provide the Fund with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.


    (c) The Sub-Adviser will maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for the Fund upon request by the Trust.


    (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the Fund's performance and make available to the Board and Mitchell Hutchins any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser.

    (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.


    3. FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement; and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each; Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; the diversification requirements applicable to the Fund under Section 817(h) of the Code; and all other applicable federal and state laws and regulations. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration


                                  Annex 2 - 2

Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; PROVIDED, HOWEVER, that the Sub-Adviser's duty under this Agreement to act in conformity with any document, instruction, or guideline produced by the Trust or Mitchell Hutchins shall not arise until it has been delivered to the Sub-Adviser. Any changes to the Fund's objectives, policies or restrictions will make due allowance for the time within which the Sub-Adviser shall have to come into compliance.

    4. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Mitchell Hutchins.

    5.  COMPENSATION.

    (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Mitchell Hutchins, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Fund's average daily net assets and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.

    (b) The fee shall be computed daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.


    (c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.



    6. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Mitchell Hutchins in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed to constitute a limitation or waiver of any obligation or duty that may not by law be limited or waived.


    7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:


    (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. In addition to being registered as an investment adviser, the Sub-Adviser is regulated in the conduct of its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited ("IMRO"). The Sub-Adviser confirms that the Fund is a Non-private Customer as defined by IMRO.


                                  Annex 2 - 3

    (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.


    (c) Not less than 48 hours prior to the signing of this Agreement, the Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC"), and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.


    (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after such change.


    8. SERVICES NOT EXCLUSIVE. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, Fund or Mitchell Hutchins or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, Fund or Mitchell Hutchins except as otherwise imposed by law or agreed upon in writing between the Sub-Adviser and Mitchell Hutchins, the Trust or the Fund.


    9.  DURATION AND TERMINATION.


    (a) This Agreement shall become effective upon the date first above written.


    (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

    (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Mitchell Hutchins: (i) upon 120 days' written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment

                                  Annex 2 - 4
of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days' written notice to Mitchell Hutchins. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.

    10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless, in the case of (ii), the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote).

    11. GOVERNING LAW. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

    12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.


    13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below.


                                  Annex 2 - 5

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                         MITCHELL HUTCHINS
                                         ASSET MANAGEMENT INC.
                                         1285 Avenue of the Americas
                                         New York, New York 10019
Attest:

By:                                      By:
---------------------------------------  ---------------------------------------
  Name:                                    Name:
  Title:                                   Title:

                                         SCHRODER CAPITAL MANAGEMENT
                                         INTERNATIONAL INC.
                                         787 Seventh Avenue, 34th Floor
                                         New York, New York 10019
                                         Attn.:
                                         --------------------------------------
Attest:

By:                                      By:
---------------------------------------  ---------------------------------------
  Name:                                    Name:
  Title:                                   Title:



                                  Annex 2 - 6

---------------------------------


PAINEWEBBER
EMERGING MARKETS
EQUITY FUND


-------------------------


                                                 -------------------------------
                                                                     PAINEWEBBER
                                                                EMERGING MARKETS
                                                                     EQUITY FUND

                                                       -------------------------

PROXY STATEMENT


                                                       -------------------------


                                               NOTICE OF
                                               SPECIAL MEETING
                                               TO BE HELD ON
                                               FEBRUARY 25, 1997
                                               AND
                                               PROXY STATEMENT


                                                             -------------------

PROXY                    PAINEWEBBER INVESTMENT TRUST II                   PROXY
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 25, 1997

This proxy is solicited on behalf of the Board of Trustees of PaineWebber Investment Trust II - PaineWebber Emerging Markets Equity Fund ("Fund"). The undersigned hereby appoints as proxies Keith A. Weller and Evelyn Chieffo, and each of them (with the power of substitution), to vote for the undersigned all shares of beneficial interest of the undersigned at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Please indicate your vote on the reverse side of this card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.
                             YOUR VOTE IS IMPORTANT
Please date and sign this proxy and return it in the enclosed postage paid envelope to Alamo Direct Mail Services, Inc., 280 Oser Ave., Hauppauge, NY 11788.

                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                        ON THE PROXY CARD.  This proxy will not
                                        be voted unless it is dated and signed
                                        exactly as indicated below.  If shares
                                        are held by an individual, sign your
                                        name exactly as it appears on this card.
                                        If shares are held jointly, either party may sign but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."


                                                                          (L.S.)
                                        ----------------------------------

                                                                          (L.S.)
                                        ----------------------------------

                                        Dated
                                             ----------------------------, 1997

Please indicate your vote by an "X" in the appropriate box below. The Board of Trustees recommends a vote "FOR"

                                                         FOR    AGAINST  ABSTAIN

1.   Approval of a Sub-Advisory Contract with respect    / /     / /      / /
     to the Fund between Mitchell Hutchins Asset
     Management Inc. and Schroder Capital Management
     International Inc.

2.   Approval of a new Advisory Contract between the     / /     / /      / /
     Fund and Mitchell Hutchins Asset Management Inc.